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Gottex Fund Management
Gottex Multi-Asset Funds

ABOUT US

▪	Gottex Fund Management Holdings Ltd., a publicly traded company, has been building and managing alternative investment portfolios since 1992.

▪	Manage more than $7 billion across a variety of alternative investment mandates.

▪	More than 100 employees operating from 8 offices located in North America, Europe, Asia and the Middle East.

▪
Gottex Fund Management Limited, the investment advisor to the MAE and MAA Funds, is regulated by the SEC (United States). Gottex Multi-Asset Endowment (“MAE”) and Gottex Multi-Alternatives (“MAA”) Funds are our firm’s most diversified offerings. These funds will employ an innovative portfolio construction process with an emphasis on alternative investments. By leveraging Gottex’s expertise in selecting asset managers, MAE and MAA will allow investors a unique ‘one-stop’ investment portfolio including a wide spectrum of both traditional and alternative investment strategies. In addition to the individual portfolio holdings our investment management team will apply a tactical overlay (“Macro Market Asset Allocation Overlay”) to also take advantage of shorter term investment opportunities.

Gottex Multi-Asset Funds

The Gottex Multi-Asset portfolios are expected to be globally diversified investment funds designed to pursue global  return opportunities.  The Funds utilize an endowment-like portfolio structure and will be free to invest in any market, manager and  investment style in order to achieve their investment objectives.

Differentiators

▪	Portfolio construction based on “endowment-style” principles

▪	Seasoned team of portfolio managers with an average of 20 years of direct capital markets experience

▪	Actively managed Macro Market Asset Allocation Overlay

▪	Incentive fee of 5% over a 7% hurdle

▪	Fund is expected to conduct issuer repurchase offers of up to 25% of its shares as of the end of each calendar quarter1; no lockups

▪	Registered funds will produce 1099’s for tax purposes

Investment Philosophy & Process

Investment Philosophy

▪	We intend to allocate a significant portion of each diversified portfolio to alternative investment strategies.

▪	We intend to invest in global investment managers that have unique approaches and seek to realize superior returns.

▪	We intend to take advantage of temporary capital market dislocations through the Macro Market Asset Allocation Overlay using our quantitative and qualitative investment management tools.

Investment Process

▪	The multi-step investment process:

▪	Construct a Strategic Asset Allocation based on “endowment-style” principles

▪	Research a selection of investment managers

▪	Attempt to enhance portfolio returns using a Macro Market Asset Allocation Overlay across markets, asset classes and strategies

▪	Apply portfolio construction techniques and risk management expertise

Note
1     Subject to Board approval.

GOTTEX Multi-Asset Endowment Fund2

▪	The Gottex Multi-Asset Endowment Fund is a portfolio we anticipate will be invested in:

▪	Global (long-only) equity

▪	Global (long-only) fixed income

▪	Hedge funds

▪	Private equity

▪	Commodities

▪	Real estate, timber and energy

▪	Macro Market Asset Allocation Overlay

▪	A single fund that provides small institutions and individuals with access to a broad range of asset classes and investment managers

GOTTEX Multi-Alternatives Fund2

▪	The Gottex Multi-Alternative Fund is a portfolio we anticipate will be invested in:

▪	Hedge funds

▪	Private equity

▪	Commodities

▪	Real estate, timber and energy

▪	Macro Market Asset Allocation Overlay

▪	A single fund that provides small institutions and individuals with access to a broad range of alternative investments

Note
2     The percentages that appear below are subject to modification and may not represent the initial allocation of assets in the portfolios.

Gottex Multi-Asset Funds Structure & Terms

Public Fund

1933/1940 Acts Registered Fund Structure

▪	Continuously offered closed-end funds registered under 1933 and 1940 Acts with monthly investment dates

▪	2 Feeder funds:

▪	Feeder Fund 1: Up-front sales load of up to 2%, 1.0% management fee1, 0.75% distribution fee

▪	Feeder Fund 2: No up-front sales load, 1.0% management fee1, no distribution fee

▪	Both feeders to have a 5% incentive fee over a 7% hurdle with full catch up, subject to High Water Mark

▪	Funds are expected to conduct issuer repurchase offers of up to 25% of its shares as of the end of each calendar quarter2

▪	Eligible investors; Qualified Clients having a net worth of at least $1,500,000

▪	Minimum investment of $100,000

▪	No borrowing to leverage investments at the Fund level

▪	Registered funds produce 1099’s for tax purposes

Note
1     Gottex anticipates utilizing a limited number of sub-advisors for a portion of the assets, as further described in the applicable prospectus.  Any fees paid to the sub-advisors will be added to the management fee, resulting in a blended management fee rate of more than 1.0%.
2     Subject to Board approval.

Disclaimer

Information contained herein is subject to completion or amendment.  A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  This communication shall not constitute an offer to buy or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under securities laws of any such state.
An indication of interest in response to this advertisement will involve no obligation or commitment of any kind.  Before investing you should carefully consider the relevant Fund’s investment objectives, risks, charges and expenses.  This and other information is in the prospectus, a copy of which may be obtained from Ben Simonds.  Please read the prospectus carefully before you invest.  No person has been authorized to make any representations concerning the Funds that are inconsistent with those contained in the prospectus. Prospective investors should not rely on any information not contained in the prospectus. Prospective investors should not construe the contents of the prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Funds for the investor. Prospective investors should read the prospectus carefully before investing and retain it for future reference.
The Funds’ investment program is speculative and entails substantial risks. There can be no assurance that a Fund’s investment objective will be achieved or that its investment program will be successful.
All opinions and views expressed constitute judgment as of the date of writing and may change at anytime without notice and without obligation to update. Such information may be based on certain assumptions and involve elements of subjective judgment and analysis. Actual results may differ. There has been no independent review of the information presented in this brochure. This brochure is private and confidential and is intended exclusively for the use of the person to whom it has been delivered by Gottex. This brochure is not to be reproduced or redistributed to any other person without the prior written consent of Gottex.